UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 2004


                         CALYPTE BIOMEDICAL CORPORATION
                         ------------------------------
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


         DELAWARE                          000-20985               06-1226727
         --------                          ---------               ----------
(STATE OR OTHER JURISDICTION)      (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
OF INCORPORATION)                                                IDENTIFICATION)


                5000 HOPYARD RD., SUITE 480, PLEASANTON CA 94588
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (925) 730-7200
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2004 the Registrant (the "Company"), issued a press release announcing its third quarter 2004 operating results. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1  Calypte Biomedical Corporation press release dated October 28, 2004.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Pleasanton, California
      October 28, 2004

                                         Calypte Biomedical Corporation


                                         By: /s/  Richard D. Brounstein
                                             -----------------------------------
                                             Richard D. Brounstein
                                             Executive Vice President and
                                             Chief Financial Officer